SCUDDER
                                                                     INVESTMENTS




Value Funds I

Scudder Large Cap Value Fund

Supplement to the currently effective Prospectus

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The inception date in the third paragraph of "The Fund's Performance History"
section has been corrected for Class R shares:

In the table, the performance figures for each share class prior to its inception (September 11, 1995 for Classes B and C and October 1, 2003 for Class
R) are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B, Class C or Class R and the current applicable sales charges of Class B shares.














               Please Retain This Supplement for Future Reference






March 31, 2005